Exhibit 21

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                                  SUBSIDIARIES*

                              As of March 11, 2004

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
                                           Ownership
                  Name                    Percentage       Jurisdiction of Formation
                  ----                    ----------       -------------------------
Broadhollow Funding, LLC                     100%                  Delaware
Acclaim Mortgage, LLC                         50%               Massachussetts
AHM SPV I, LLC                               100%                  Delaware
AHM SPV II, LLC                              100%                  Delaware
AHM SPV III, LLC                             100%                  Delaware
American Home Mortgage Acceptance, Inc.      100%                  Maryland
American Home Mortgage Corp.                 100%                  New York
American Home Mortgage Holdings, Inc.        100%                  Delaware
American Home Ventures LLC                   100%                  Delaware
American Home Mortgage Securities LLC        100%                  Delaware
CNI Reinsurance, Ltd.                        100%          Turks and Caicos Islands
Columbia National, Incorporated              100%                  Maryland
Great Oak Abstract Corp.                     100%                  New York
Harvard Mortgage Company Limited              50%                 New Mexico
   Partnership
Homegate Settlement Services, Inc.           100%                  New York
Melville Funding, LLC                        100%                  Delaware
Melville Reinsurance Corp.                   100%                   Vermont
American Brokers Conduit LLC                 100%                  Delaware
Mortgage First Advantage, LLC                 50%                  Illinois
Mortgage First Limited, LLC                   50%                  Illinois
New England Home Mortgage, LLP                50%               Massachussetts
---------------------------
* Direct or indirect

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